UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC. DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2021

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on Aug. 19, 2021: this proxy statement is available at delawarefunds.com/ceproxy.

To the Shareholders of:

Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Dividend and Income Fund, Inc.
Delaware Ivy High Income Opportunities Fund

This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Macquarie Investment Management closed-end registered investment company listed above (each, individually, a “Fund” and, collectively, the “Funds”) will be held online via live webcast, on Thursday, Aug. 19, 2021 at 4:00 pm, Eastern time. The purpose of the Meeting is:

1.

For Delaware Enhanced Global Dividend and Income Fund only: To elect a Board of Trustees for the Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans;

2.

For Delaware Investments Dividend and Income Fund, Inc. and Delaware Ivy High Income Opportunities Fund only: To elect the Director or Trustee nominees named in the accompanying proxy statement: Thomas L. Bennett, Sandra A.J. Lawrence, Shawn K. Lytle, and Thomas K. Whitford for Class II to hold office until the Funds’ 2024 annual meeting, or until their respective successors are elected and duly qualified; and

3.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Richard Salus
Senior Vice President and Chief Financial Officer

July 1, 2021

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
866 437-0252

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, AUGUST 19, 2021

Meeting Information. The Board of Directors or Trustees (each Board is hereinafter referred to as a “Board” and Board members are referred to as “Directors”) of each of Delaware Enhanced Global Dividend and Income Fund (“DEX”), Delaware Investments Dividend and Income Fund, Inc. (“DDF”), and Delaware Ivy High Income Opportunities Fund (“IVH”) (each, individually, a “Fund” and, collectively, the “Funds”) is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, Aug. 19, 2021, at 4:00 pm, Eastern time, online via live webcast, and/or at any adjournments of the meeting (the “Meeting”). If you plan to attend the Meeting virtually via live webcast, please follow the registration instructions as outlined in this Combined Proxy Statement. Participating in the Meeting are holders of common shares of beneficial interest or common stock (the “Common Shares”).

General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. At the virtual Meeting, the persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Director nominees. The proposals are not contingent on one another. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting online to vote your shares. If your shares are held of record by a broker and you wish to vote at the Meeting online, you should obtain a legal proxy from your broker and submit proof of your legal proxy reflecting your Fund holdings along with your name and email address to Computershare Shareholder Services LLC (“Computershare”), as described further below. You may revoke your proxy at any time before the Meeting (i) by notifying Macquarie Investment Management in writing at 100 Independence,

610 Market Street, Philadelphia, PA 19106-2354; (ii) by submitting a later signed Proxy Card; or (iii) by participating in the Meeting online and casting your vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have rights of appraisal with respect to any matter to be acted upon.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of a Fund that they owned of record on June 21, 2021 (the “Record Date”). Exhibit A shows the number of shares of each Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of any Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about July 1, 2021.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. Each Fund will pay the specific costs associated with the election of Directors for such Fund. Subject to the foregoing, the Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

All shareholders of a Fund vote together to elect Directors. In general, the presence in the virtual Meeting or by proxy of holders of a majority of DEX’s or DDF’s outstanding shares shall constitute a quorum for such Fund and the presence in the virtual Meeting or by proxy of holders of one-third of IVH’s outstanding shares shall constitute a quorum for IVH.

In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in the virtual Meeting or by proxy. For DEX and DDF, the persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment. For IVH, if a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of Proposal 2 and the proxies will vote against any such adjournment any shares for which they are directed to vote against Proposal 2. For IVH, the proxies will not vote any shares for which they are directed to abstain from voting on Proposal 2.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting this year will be conducted exclusively via webcast. Shareholders may attend the Meeting online by visiting meetings.computershare.com/MRHAQCS. To participate in the Meeting, shareholders will need to follow the instructions included herein. The Meeting will begin promptly at 4:00 pm. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. All Fund shareholders will be required to enter their individual control number in order to enter the Meeting. Only Fund shareholders will be able to participate in the Meeting.

Please follow the instructions on your Proxy Card. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Your individual control number, which is required to enter the Meeting, is included on your Proxy Card that accompanies this Proxy Statement.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to access your individual control number in order to attend the Meeting virtually on the Internet using the instructions below. To register and receive your individual control number to attend the Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm, Eastern Time, three business days prior to the Meeting. You will receive a confirmation of your registration and your individual control number by email after Computershare receives your registration information. Requests for registration for the Meeting should be directed to Computershare by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.

The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of the applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. We encourage you to access the Meeting prior to the start time. A link on the Meeting page will provide further assistance should you need it or you may call 888 724-2416 or 781 575-2748.

Abstentions and Broker Non-Votes. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Directors, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” It is not anticipated that any broker non-votes will be received for the Meeting. To the extent received, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for each Fund at the Meeting and will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes will not have an effect on Proposals 1 and 2.

Copies of each Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing to the Funds at the address shown on the top of the first page of this Combined Proxy Statement; by calling toll-free 866 437-0252 for DEX and DDF or 800 432-6225 for IVH; or through the Funds’ website at delawarefunds.com for DEX and DDF or at ivyinvestments.com for IVH.

PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS
FOR DEX

Shareholders of DEX are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans.

All of the Directors serve as Directors for the entire Fund. The following table shows how each of the Directors are elected:

Directors Entitled to be
Fund	Class of Shares	Elected by Class of Shares
DEX (13 Directors)	Common Shares	13 (Abernathy, Bennett, Borowiec,
Chow, Dobbs, Fry, Harroz, Lawrence,
Lytle, Sevilla-Sacasa, Yeomans, Wood,
and Whitford)

If elected, the DEX Directors will serve as Directors until the next DEX annual meeting of shareholders called for the purpose of electing Directors and/or until their successors shall have been elected and duly qualified for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Required Vote. All shareholders of DEX vote together to elect Directors. Provided that a quorum is present at the Meeting, either virtually or by proxy, Directors must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon.

A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Director that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Director.

For information on the Director nominees, please see the “Information on the Nominees” section below in this Combined Proxy Statement.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

PROPOSAL 2: TO ELECT CLASS II DIRECTORS
FOR DDF AND IVH

Shareholders of DDF and IVH are being asked to elect Thomas L. Bennett, Sandra A.J. Lawrence, Shawn K. Lytle, and Thomas K. Whitford for Class II to hold office until the Funds’ 2024 annual meeting, or until their respective successors are elected and duly qualified.

Proposed Composition of the Board

The Directors of DDF and IVH are classified into three classes of Directors. Set forth below are the current classes of Directors:

Class I Director(1)	Class II Director(2)	Class III Director(3)
Joseph Harroz, Jr.	Sandra A.J. Lawrence	H. Jeffrey Dobbs
Ann D. Borowiec	Shawn K. Lytle	Frances A. Sevilla-Sacasa
Jerome D. Abernathy	Thomas L. Bennett	Christianna Wood
Janet L. Yeomans	Thomas K. Whitford	Joseph W. Chow
John A. Fry
____________________

(1)	It is currently anticipated that the Class I Directors will next stand for election at the DDF’s and IVH’s 2023 annual meeting of shareholders.
(2)	The Class II Directors are standing for election at the Meeting to serve until the DDF’s and IVH’s 2024 annual meeting of shareholders.
(3)	It is currently anticipated that the Class III Directors will next stand for election at the DDF’s and IVH’s 2022 annual meeting of shareholders.

The Director nominees, if elected at the Meeting, will hold office for a term in accordance with their class or until their respective successors shall have been elected and duly qualified for office. The current Class I and Class III Directors of the DDF and IVH, as set forth in the table above, will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Required Vote. All shareholders of a Fund vote together to elect Directors. Provided that a quorum is present at the Meeting, either virtually or by proxy, Directors must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon.

A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Director that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Director.

For information on the Director nominees, please see the “Information on the Nominees” section below in this Combined Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

INFORMATION ON THE NOMINEES

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
Interested Director

Shawn K. Lytle[1]	President,	Director	Global Head	160	Director — UBS
100 Independence,	Chief	(DEX and	of Macquarie		Relationship Funds,
610 Market Street	Executive	DDF since	Investment		SMA Relationship
Philadelphia, PA	Officer,	September	Management[2]		Trust, and UBS
19106-2354	and	2015, IVH	(January 2019–		Funds (May 2010–
	Director	since April	Present)		April 2015)
February 1970		2021)
Head of Americas
		President	of Macquarie Group
		and Chief	(December 2017–
		Executive	Present)
Officer (DEX
		and DDF	Deputy Global
		since August	Head of Macquarie
		2015, IVH	Investments
		since April	Management (2017-
		2021)	2019)

Head of Macquarie
Investment
Management
Americas (2015-
2017)

Independent Directors

Jerome D.	Director	DEX and	Managing Member,	160	None
Abernathy		DDF since	Stonebook Capital
100 Independence,		January 2019	Management, LLC
610 Market Street			(financial technology:
Philadelphia, PA		IVH since	macro factors and
19106-2354		April 2021	databases) (January
1993-Present)
July 1959

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
Thomas L. Bennett	Chair and	Director	Private Investor —	160	None
100 Independence,	Director	(DEX and	(March 2004–
610 Market Street		DDF since	Present)
Philadelphia, PA		March 2005,
19106-2354		IVH since
April 2021)
October 1947
Chair (DEX
and DDF
since March
2015, IVH
since April
2021)

Ann D. Borowiec	Director	DEX and	Chief Executive	160	Director —
100 Independence,		DDF since	Officer, Private		Banco Santander
610 Market Street		March 2015	Wealth Management		International
Philadelphia, PA			(2011–2013) and		(October 2016–
19106-2354		IVH since	Market Manager,		December 2019)
		April 2021	New Jersey Private
November 1958			Bank (2005-2011) —		Director —
Santander Bank,
			J.P. Morgan Chase		N.A. (December
			& Co.		2016–December
2019)

Joseph W. Chow	Director	DEX and	Private Investor	160	Director and
100 Independence,		DDF since	(April 2011–Present)		Audit Committee
610 Market Street		January 2013			Member — Hercules
Philadelphia, PA					Technology Growth
19106-2354		IVH since			Capital, Inc. (July
		April 2021			2004–July 2014)
January 1953

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
H. Jeffrey Dobbs	Director	DEX and	Global Sector	89	Director, Valparaiso
100 Independence,		DDF since	Chairman, Industrial		University
610 Market Street		April 2021	Manufacturing,		(2012-Present)
Philadelphia, PA			KPMG LLP (2010-
19106-2354		IVH since	2015)		Director, TechAccel
		April 2019			LLC (2015-Present)
May 1955
(Tech R&D)

Board Member,
Kansas City
Repertory Theatre
(2015-Present)

Board Member,
PatientsVoices,
Inc. (healthcare)
(2018-Present)

Kansas City Campus
for Animal Care
(2018-Present)

Director, National
Association of
Manufacturers
(2010-2015)

Director, The
Children’s Center
(2003-2015)

Director,
Metropolitan Affairs
Coalition (2003-
2015)

Director, Michigan
Roundtable for
Diversity and
Inclusion (2003-
2015)

Director, Ivy
NextShares (2019)

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
John A. Fry	Director	DEX and	President — Drexel	160	Director;
100 Independence,		DDF since	University (August		Compensation
610 Market Street		January 2001	2010–Present)		Committee and
Philadelphia, PA					Governance
19106-2354		IVH since	President — Franklin		Committee Member
		April 2021	& Marshall College		— Community
May 1960			(July 2002–June		Health Systems
			2010)		(May 2004-Present)

Director — Drexel
Morgan & Co.
(2015-December
2019)

Director, Audit
and Compensation
Committee Member
— vTv Therapeutics
Inc. (2017-Present)

Director and Audit
Committee Member
— FS Credit Real
Estate Income Trust,
Inc. (2018-Present)

Director and
Audit Committee
Member— Federal
Reserve Bank
of Philadelphia
(January
2020-Present)

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
Joseph Harroz, Jr.	Director	DEX and	President	89	Director, OU
100 Independence,		DDF since	(2020-Present),		Medicine, Inc.
610 Market Street		April 2021	Interim President		(2020-Present);
Philadelphia, PA			(2019-2020), Vice
19106-2354		IVH since	President (2010-		Director and
		November	2019) and Dean		Shareholder,
January 1967		1998	(2010-2019), College		Valliance Bank
			of Law, University of		(2007-Present)
Oklahoma
Director, Foundation
			Managing Member,		Healthcare
			Harroz Investments,		(formerly Graymark
			LLC, (commercial		HealthCare) (2008-
			enterprises) (1998-		2017)
2019)
Director, the
			Managing Member,		Mewbourne
			St. Clair, LLC		Family Support
			(commercial		Organization
			enterprises)		(2006-Present)
			(2019-Present)		(non-profit)

Independent
Director, LSQ
Manager, Inc. (real
estate) (2007-2016)

Director, Oklahoma
Foundation
for Excellence
(non-profit)
(2008-Present)

Independent
Chairman and
Director, Waddell
& Reed Advisors
Funds (WRA Funds)
(Independent
Chairman: 2015-
2018; Director:
1998-2018)

Independent
Chairman and
Director, Ivy
NextShares (2016-
2019)

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
Sandra A.J.	Director	DEX and	Retired; formerly,	89	Director, Hall
Lawrence		DDF since	Chief Administrative		Family Foundation
100 Independence,		April 2021	Officer, Children’s		(1993-Present)
610 Market Street			Mercy Hospitals and
Philadelphia, PA		IVH since	Clinics (2016-2019);		Director, Westar
19106-2354		April 2019	CFO, Children’s		Energy (utility)
			Mercy Hospitals and		(2004-2018)
September 1957			Clinics (2005-2016)
Director, Nelson-
Atkins Museum of
Art (non-profit)
(2007-2020)

Director, Turn the
Page KC (non-profit)
(2012-2016)

Director, Kansas
Metropolitan Business
and Healthcare
Coalition (non-profit)
(2017-2019)

Director, National
Association of
Corporate Directors
(non-profit)
(2017-Present)

Director,
American Shared
Hospital Services
(medical device)
(2017-Present)

Director, Evergy,
Inc., Kansas City
Power & Light
Company, KCP&L
Greater Missouri
Operations Company,
Westar Energy,
Inc. and Kansas
Gas and Electric
Company (related
utility companies)
(2018-Present)

Director, Stowers
(research) (2018)

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
CoChair, Women
Corporate, Directors
(director education)
(2018-2020)

Director, Ivy
NextShares (2019)

Frances A.	Director	DEX and	Private Investor		Trust Manager and
Sevilla-Sacasa		DDF since	(January 2017–		Audit Committee
100 Independence,		September	Present)		Chair — Camden
610 Market Street		2011			Property Trust
Philadelphia, PA			Chief Executive		(August 2011–
19106-2354		IVH since	Officer — Banco Itaú		Present)
		April 2021	International (April
January 1956			2012–December		Director; Audit
			2016)		and Compensation
Committee
			Executive Advisor to		Member — Callon
			Dean (August 2011–		Petroleum Company
			March 2012) and		(December
			Interim Dean		2019-Present)

			(January 2011–July		Director; Audit
			2011) — University		Committee
			of Miami School		Member — New
			of Business		Senior Investment
			Administration		Group Inc. (January
2021-Present)
President — U.S.
			Trust, Bank of		Director; Audit
			America Private		Committee Member
			Wealth Management		— Carrizo Oil &
			(Private Banking)		Gas, Inc. (March
			(July 2007–December		2018–December
			2008)		2019)

Thomas K.	Director	DEX and	Vice Chairman	160	Director — HSBC
Whitford		DDF since	(2010–April 2013)—		North America
100 Independence,		January 2013	PNC Financial		Holdings Inc.
610 Market Street			Services Group		(December 2013–
Philadelphia, PA		IVH since			Present)
19106-2354		April 2021
Director — HSBC
March 1956					USA Inc. (July
2014–Present)

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
Director —
HSBC Bank
USA, National
Association (July
2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–
April 2018)

Christianna Wood	Director	DEX and	Chief Executive	160	Director; Finance
100 Independence,		DDF since	Officer and President		Committee and
610 Market Street		January 2019	— Gore Creek		Audit Committee
Philadelphia, PA			Capital, Ltd. (August		Member — H&R
19106-2354		IVH since	2009–Present)		Block Corporation
		April 2021			(July 2008–Present)
August 1959
Director;
Investments
Committee, Capital
and Finance
Committee and
Audit Committee
Member — Grange
Insurance (2013–
Present)

Director; Chair
of Nominating
and Governance
Committee and
Member of Audit
Committee —
The Merger Fund
(2013–Present),
The Merger Fund
VL (2013–Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present), and
WCM Alternatives:
Credit Event Fund
(December 2017–
Present)

Number
of Funds
			Principal	in Fund
	Position(s)		Occupation(s)	Complex
Name, Address,	Held with	Length of	During the Past Five	Overseen	Other Directorships
and Birthdate	the Funds	Time Served	Years	by Director	Held by Director
Director; Chair
of Governance
Committee and
Audit Committee
Member —
International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Director	DEX and	Vice President and	160	Director; Personnel
100 Independence,		DDF since	Treasurer		and Compensation
610 Market Street		April 1999			Committee
Philadelphia, PA			(January 2006–July		Chair; Member
19106-2354		IVH since	2012)		of Nominating,
		April 2021			Investments, and
July 1948			Vice President		Audit Committees
			— Mergers &		for various periods
			Acquisitions		throughout
directorship —
			(January 2003–		Okabena Company
			January 2006), and		(2009–2017)
Vice President and
Treasurer

(July 1995–January
2003) — 3M
Company

____________________

1	Shawn K. Lytle is considered to be an “Interested Director” because he is an executive officer of the Funds’ investment advisor.

2	Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor.

The following table shows each Director’s ownership of shares of each Fund and of all other funds in the Delaware Funds® by Macquarie (the “Fund Complex”) as of March 31, 2021.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities[1] in All Registered Investment Companies Overseen by Director in Fund Complex[2]
Interested Director
Shawn K. Lytle	None	Over $100,000
Independent Directors
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	$0
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	$0
Sandra A.J. Lawrence	None	$0
Frances A. Sevilla-Sacasa	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
____________________

1	The ranges for equity securities ownership by each Director are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
2

On Dec. 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. Prior to April 30, 2021, the Ivy Funds, including IVH, were not part of the Fund Complex.

Board Leadership Structure and Functions

Common Board of Directors. The business of each Fund is managed under the direction of its Board. Several of the Directors also serve on the Boards of all the other investment companies that comprise the Delaware Funds. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The

Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being Directors of all of the funds in the complex.

Board Chair. Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent director serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Directors. He also generally serves as a liaison among outside Directors, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of thirteen Directors. Twelve of the thirteen Directors are independent. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Directors. As a result, a Director may serve until December 31 of the calendar year in which such Director reaches the age of 75. At the discretion of the other Directors, active service for a particular Director may be extended for a limited period of time beyond a Director’s normal retirement date.

Board Meetings. IVH held seven Board meetings during its last fiscal year ended Sept. 30, 2020. H. Jeffrey Dobbs, Joseph Harroz, Jr., and Sandra A.J. Lawrence were present at the annual meeting of IVH held on Aug. 31, 2020. DDF and DEX held six Board meetings during their last fiscal year ended Nov. 30, 2020. Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Janet L. Yeomans, Christianna Wood, and Janet L. Yeomans were present at the annual meeting of DEX and DDF held on Sept. 18, 2020. Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person, virtually or by telephone, if possible.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following Independent Directors appointed by the Board: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE American (“NYSE American”) (formerly the NYSE MKT). Members of the Audit Committee serve for one-year terms or until their successors have been appointed and qualified. The Audit Committee for IVH held four meetings for the fiscal year ended Sept. 30, 2020. The Audit Committee for DEX and DDF held four in-person meetings and one telephonic meeting for the fiscal year ended Nov. 30, 2020. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawarefunds.com.

Each Fund has a Committee of Independent Directors that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s Independent Directors. The Committee of Independent Directors for DEX and DDF held four in-person meetings during the fiscal year ended Nov. 30, 2020. Prior to April 30, 2021, IVH instead had an Executive Committee. The Executive Committee for IVH, which could exercise any or all of the powers of the IVH Board in the management of the business and affairs of IVH except the power to increase or decrease the size of, or fill vacancies on, the IVH Board, and except as otherwise provided by law, did not meet during the fiscal year ended Sept. 30, 2020.

Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Funds’ investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Directors: Joseph W. Chow, Chair; Jerome D. Abernathy; Thomas L. Bennett (ex officio); and Christianna Wood. Prior to April 30, 2021, IVH instead had an Investment Oversight Committee. The Investment Oversight Committee for IVH held four meetings during the fiscal year ended Sept. 30, 2020.The Investments Committee for DEX and DDF held four in-person meetings during the fiscal year ended Nov. 30, 2020.

Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Directors. The Nominating Committee is comprised of the following five Independent Directors appointed by the Board: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; John A. Fry; and Janet L. Yeomans, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund. The Nominating Committee for DEX and DDF held four in-person meetings and one telephonic meeting during the fiscal year ended Nov. 30, 2020. Prior to April 30, 2021, IVH instead had a Governance Committee. The Governance Committee for IVH held seven meetings during the fiscal year ended Sept. 30, 2020. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawarefunds.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations, in accordance with the Funds’ governing instruments, to the Secretary of the Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Board Diversity Disclosure

The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. The Board believes that it generally benefits from diversity among its members and has adopted a diversity policy. In the evaluation of Director candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Corporate Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

Director Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

Under DDF’s governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Director. Nominees may be disqualified if they engaged in disabling conduct outlined in DDF’s Declaration of Trust. Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Director if the Board finds that such associations have conflicts of interest with the long-term best interests of DDF, impede the ability of the nominee to perform, or impede the free-flow of information from management. Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) shall be disqualified from nomination and service as a Director.

Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

Jerome D. Abernathy. Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Directors of the Funds noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett. Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Directors found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Directors also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Directors found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Directors also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs. Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Directors concluded that Mr. Dobbs is suitable to act as Director because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry. Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Director to the Funds in the Ivy Fund Complex (the “Fund Complex”). The Independent Directors concluded that Mr. Harroz is suitable to serve as Director because of his educational background, his work experience and the length of his service as a Director to the Ivy Funds Complex.

Sandra A.J. Lawrence. Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Directors

concluded that Ms. Lawrence is suitable to serve as Director because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Funds found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust  and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Directors. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood. Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Directors noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle. Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas – Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of Macquarie Investment Management – Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment advisor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Funds and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment advisor and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment advisor’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Committee of Independent Directors play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Directors, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Director receives: (i) an annual retainer fee of $240,000 for serving as a Director for the investment companies in the Macquarie Investment Management family of funds (160 funds in the complex) for which they serve, plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

The following table sets forth the compensation received by each Director from DEX and DDF and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2021. Mr. Lytle is not compensated by the Funds for his service as Director. Information relating to compensation paid for the fiscal year ended Sept. 30, 2020 to Messrs. Dobbs and Harroz, Ms. Lawrence, and the Directors of IVH prior to April 30, 2021 is set forth in Exhibit C.

		Total Compensation	Number of Funds
	Aggregate	from the Investment	in Fund Complex*
	Compensation	Companies in	Overseen by Director
Director	from DEX and DDF	the Fund Complex*	as of April 30, 2021
Jerome D. Abernathy	$2,807	$353,333	77
Thomas L. Bennett (Chair)	$3,696	$465,833	77
Ann D. Borowiec	$2,655	$334,333	77
Joseph W. Chow	$2,585	$326,333	77
H. Jeffrey Dobbs**	$0	$0	0
John A. Fry	$2,615	$329,833	77
Lucinda S. Landreth***	$1,961	$242,333	77
Joseph Harroz, Jr.**	$0	$0	0
Sandra A.J. Lawrence**	$0	$0	0
Frances A. Sevilla-Sacasa	$2,782	$350,833	77
Thomas K. Whitford	$2,901	$365,333	77
Christianna Wood	$2,807	$353,333	77
Janet L. Yeomans	$2,707	$340,833	77
____________________

*	Prior to April 30, 2021, the Ivy Funds, including IVH, were not part of the Fund Complex. After the Transaction closed on April 30, 2021, the number of Funds in the Fund Complex overseen by Messrs. Abernathy, Bennett, Chow, Fry, and Whitford and Mses. Borowiec, Sevilla-Sacasa, Wood, and Yeomans increased to 161 and the number of Funds in the Fund Complex overseen by Messrs. Dobbs and Harroz and Ms. Lawrence increased to 89.

**	Information relating to compensation paid for the fiscal year ended Sept. 30, 2020 to Messrs. Dobbs and Harroz, Ms. Lawrence, and the Directors of IVH prior to April 30, 2021 is set forth in Exhibit C.

***	Ms. Landreth, a former Trustee, received compensation from the Trust prior to her death on Jan. 31, 2021.

Officers. The following individuals are executive officers of one or more of the Funds: Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus. Exhibit D includes certain information concerning these officers. The shares of each Fund that are owned by the executive officers as a group is less than one percent as of June 21, 2021. In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds as of June 21, 2021.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires that Forms 3, 4, and 5 be filed with the Securities and Exchange Commission (“SEC”), the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment advisor. The Funds believe that these requirements were met for each Fund’s last fiscal year, with the exception of four Form 3 filings for DDF, and four Form 3 filings and one Form 4 filing for DEX, filed after the required timeframe on behalf of members of the related Funds’ portfolio management teams.

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT
(DDF AND DEX)

The firm of PricewaterhouseCoopers LLP (“PwC”) was selected as the independent registered public accounting firm (“independent auditors”) for Delaware Investments Dividend and Income Fund, Inc. (DDF) and Delaware Enhanced Global Dividend and Income Fund (DEX) for the fiscal year ending Nov. 30, 2021 on Nov. 17, 2020 (together, DDF and DEX are the “Funds”). PwC also acted as independent auditors of the Funds for their most recently completed fiscal year.

The Audit Committee must approve all audit and non-audit services provided to the Funds by their independent auditors, as well as non-audit services provided by their independent auditors to Delaware Management Company (“DMC”) and its affiliates that provide ongoing services to the Funds if such non-audit services relate to the operations or financial reporting of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

Each Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that: (i) any audit and non-audit services to be provided by the independent auditors to a Fund, and (ii) non-audit services relating directly to the operations or financial reporting of the Funds that are provided by the Funds’ independent auditors to DMC or to any entity controlling, controlled by or under common control with DMC that provides ongoing services to the Funds are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds, DMC and its affiliates up to certain specified fee limits.

As required by its charter, each Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for each Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301: Communications with Audit Committees (formerly Auditing Standard No. 16). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with representatives of PwC the independent auditor’s independence. Each Fund’s Audit Committee considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence.

Based on the foregoing discussions with management and the independent auditors, each Fund’s Audit Committee unanimously recommended to the respective Fund’s Board that the aforementioned audited financial statements be included in each Fund’s annual report to shareholders for the fiscal year.

All members of each Fund’s Audit Committee, including Thomas K. Whitford, Chair, Jerome D. Abernathy, John A. Fry and Christianna Wood, are not considered to be “interested persons” under the 1940 Act. Each Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawarefunds.com.

Representatives of PwC are expected to attend the Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The Funds and “Covered Entities” (the investment advisor, excluding sub-advisors unaffiliated with the investment advisor, and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Funds) were billed the amounts listed below by PwC during each Fund’s last two fiscal years. None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

			Non-Audit Fees
			Audit
	Fiscal Year	Audit	Related	Tax	All
Fund	End	Fees	Fees(1)	Fees(2)	Other
Delaware Investments Dividend and	11/30/20	$37,070	$—	$7,611	$—
Income Fund, Inc.	11/30/19	$37,830	$—	$7,611	$—
Delaware Enhanced Global Dividend and	11/30/20	$37,070	$—	$9,371	$—
Income Fund	11/30/19	$37,830	$—	$9,371	$—
Covered Entities	11/30/20	$—	$918,282	$—	$—
	11/30/19	$—	$909,000	$—	$—
____________________

1	Includes fees billed for year-end audit procedures, reporting up and subsidiary statutory.
2	Includes fees billed to the Funds for the review of income tax returns and annual excise distribution calculations.

Aggregate non-audit fees to the Funds, the investment advisor and service provider affiliates. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and DEX, Covered Entities and other entities under common control with the investment advisor, were $9,044,000 and $4,687,000 for the fiscal years ended Nov. 30, 2020 and Nov. 30, 2019, respectively.

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment advisor and other service providers under common control with the investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

INDEPENDENT ACCOUNTANTS AND
AUDIT COMMITTEE REPORT (IVH)

The firm of Deloitte & Touche LLP (“Deloitte”) was selected as the independent registered public accounting firm (“independent auditors”) for Delaware Ivy High Income Opportunities Fund (“IVH” or the “Fund”) for the fiscal year ended Sept. 30, 2020. PricewaterhouseCoopers LLP (“PwC”) was selected as the independent auditors for IVH for the fiscal year ending Sept. 30, 2021.

The Fund’s Audit Committee  pre-approves  all audit services to be provided by the Fund’s independent auditors. The Audit Committee pre-approves  all  non-audit  services to be performed for the Fund by the Fund’s independent auditors; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the Fund during the fiscal year in which the services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

The Audit Committee  pre-approves  all  non-audit  services to be performed by the Fund’s independent auditors for Delaware Management Company (“DMC”), the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by DMC) or any entity controlling, controlled by, or under common control with DMC that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund; provided that the pre-approval requirement does not apply to  non-audit  services that (i)  were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the independent registered accounting firm by the Fund for all services and by DMC for non-audit services if the engagement relates directly to the operations or financial reporting of the Fund during the fiscal year in which those services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

The Audit Committee met on Nov. 5, 2020 and Nov. 10, 2020 to review the Fund’s audited financial statements for the fiscal year ended Sept. 30, 2020. In performing this oversight function, the Audit Committee reviewed and discussed the audited financial statements with the Fund’s management and Deloitte, and discussed the audit of such financial statements with Deloitte. The Audit Committee discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards (“SAS”) No.  114 (The Auditor’s Communication With Those Charged With Governance, AU Section 380), which supersedes SAS No. 61 (Communications with Audit Committees) and received the written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence). The Audit Committee also discussed with Deloitte its independence.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended Sept. 30, 2020.

The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes notwithstanding that one or more members may be designated an “audit committee financial expert.” Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and the independent auditors.

All members of the Fund’s Audit Committee are not considered to be “interested persons” under the 1940 Act. The Audit Committee of the Board of Trustees of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. The role of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the work of the Fund’s independent auditors. The Fund’s Audit Committee is responsible for, among other things, recommending the initial and ongoing engagement of the Fund’s independent auditors and reviewing with the independent auditors the scope and results of the Fund’s annual audit. Fund management is responsible for establishing and maintaining systems for accounting, reporting and internal controls. The Fund’s independent auditors are responsible for planning and carrying out proper audits and reviews.

Representatives of Deloitte are not expected to attend the Annual Meeting. Representatives of PwC are expected to attend the Annual Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The following table shows the fees billed by Deloitte for audit and other services provided to the Fund for the fiscal years ended Sept. 30, 2020 and 2019, respectively. No services performed by Deloitte in the “audit-related fees,” “tax fees” or “all other fees” categories for the fiscal years ended Sept. 30, 2019 or 2020 were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.

	2020	2019
Audit Fees(1)	$43,600	$42,500
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$5,460	$4,590
All Other Fees(4)	$—	$—
Total	$49,060	$47,090
____________________

(1)	Audit fees category are those fees associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents. All of the audit services for the fiscal years ended Sept. 30, 2019 and 2020 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.
(2)	Audit-related fees refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Fund’s annual financial statements and are not otherwise included under the “audit fees” category above.
(3)	Tax fees refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning.
(4)	All other fees refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

Aggregate non-audit fees to the Funds, the investment advisor and service provider affiliates. The aggregate  non-audit  fees billed for services rendered by Deloitte to the Fund for the fiscal years ended Sept. 30, 2019 and 2020 were $4,590 and $5,460, respectively. The aggregate  non-audit  fees billed for services rendered by Deloitte to IICO, the Fund’s former investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with IICO that provided services to the Fund for the fiscal years ended Sept. 30, 2019 and 2020 were $43,050 and $74,000, respectively.

The Fund does not know of any direct or indirect financial interest of Deloitte or PwC in the Fund.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the full Board may address correspondence to Thomas L. Bennett, Board Chair for the Funds, c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders may also send correspondence to any individual Director c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, PA 1910-2354.

Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Advisor. DMC, a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 serves as investment advisor to each Fund.

Administrator. Delaware Investments Fund Services Company (“DIFSC”), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, an affiliate of DMC, performs administrative and fund accounting oversight services for the DEX and DDF. Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as IVH’s administrator.

Auditors. PwC serves as the Funds’ auditors. PwC’s principal address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Proxy Solicitation. Your vote is being solicited by the Directors of the Funds. Each Fund will pay the specific costs associated with the election of Directors for such Fund. Subject to the foregoing, the Funds reimburse brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Funds have contracted with Computershare Fund Services (“Computershare”) to coordinate the mailing of proxy materials and host the virtual Meeting platform. The anticipated costs of retaining Computershare are set forth below and include reimbursement of reasonable out-of-pocket expenses. Computershare anticipates that approximately 15 of its employees or other persons will be involved in coordinating the mailing of proxy materials to shareholders of the Funds.

Proxies may be solicited by the Funds and their Directors and executive officers, and/or regular employees and officers of the Funds’ investment advisor, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the election of Directors (excluding the salaries and fees of officers and employees) will be approximately $40,706. To date, approximately $0 has been spent on the election of Directors. These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the election of Directors, but exclude costs normally expended for the election of Directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple DEX and DDF shareholders of record who share a mailing address and multiple IVH shareholders of record having the same last name and address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free 866 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free 866 437-0252.

Shareholder Proposals. For the DEX’s and DDF’s annual meeting of shareholders in 2022, shareholder proposals and Board nominations must be received no earlier than Feb. 1, 2022 and no later than March 3, 2022. In addition, DEX and DDF shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than March 3, 2022. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office listed in the “Householding” section above in this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if DEX or DDF do not receive notice of such matter prior to May 17, 2022.

IVH generally is required to hold annual meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of IVH’s shareholders should send such proposals to the Secretary of the Fund at 6300 Lamar Avenue, Overland Park, Kansas 66202. Any shareholder proposal intended to be presented at any future meeting of IVH’s shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent IVH shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Fund Reports. Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or by calling toll-free 866 437-0252 for DEX and DDF or 800 432-6225 for IVH; or through the Funds’ website at delawarefunds.com for DEX and DDF or at ivyinvestments.com for IVH.

EXHIBIT A

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 21, 2021)

Delaware Investments Dividend and Income Fund, Inc.
Common Shares	7,611,158.1587
Delaware Enhanced Global Dividend and Income Fund
Common Shares	11,887,335.6819
Delaware Ivy High Income Opportunities Fund
Common Shares	16,570,234.6020

A-1

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

According to disclosure publicly filed with the SEC, as of June 21, 2021, the following accounts held of record 5% or more of the outstanding shares of the Funds listed below. Except as noted below, management does not have knowledge of beneficial owners.

Percent of
		Class of		Outstanding
Fund	Name and Address	Shares	Number of Shares	Shares
Delaware Enhanced	Sit Investment Associates,	Common	852,090	7.10%
Global Dividend and	Inc. 3300 IDS Center	Shares
Income Fund	80 South Eighth Street
Minneapolis, MN 55402
Delaware Enhanced	First Trust Portfolios L.P.	Common	940,042	7.83%
Global Dividend and	120 East Liberty Drive, Suite	Shares
Income Fund	400 Wheaton, Illinois 60187

First Trust Advisors L.P. 120
East Liberty Drive, Suite 400
Wheaton, Illinois 60187

The Charger Corporation
120 East Liberty Drive, Suite
400 Wheaton, Illinois 60187
Delaware Enhanced	Saba Capital Management,	Common	1,426,601	11.9%
Global Dividend and	L.P. 405 Lexington Avenue	Shares
Income Fund	58th Floor New York,
NY 10174
Delaware Ivy High Income	First Trust Portfolios L.P.	Common	2,923,059	17.64%
Opportunities Fund	120 East Liberty Drive, Suite	Shares
400 Wheaton, Illinois 60187

First Trust Advisors L.P. 120
East Liberty Drive, Suite 400
Wheaton, Illinois 60187

The Charger Corporation
120 East Liberty Drive, Suite
400 Wheaton, Illinois 60187

B-1

EXHIBIT C

IVH DIRECTOR COMPENSATION

Effective on April 30, 2021, IVH elected the following thirteen members of the Board of Directors, replacing the previous Directors: Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans.

The following tables set forth the aggregate compensation, including deferred compensation amounts, paid to the previous Directors, including Directors that no longer serve on the Board of Directors of IVH, during its most recently completed fiscal year ended Sept. 30, 2020. Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, Janet L. Yeomans, and Shawn K. Lytle did not serve as Directors of the IVH until after the close of the Transaction on April 30, 2021 and therefore did not receive any compensation from IVH or the Ivy Fund Complex during the most recently completed fiscal year.

No pension or retirement benefits have been accrued as a part of the IVH’s expenses. Mr. Sanders, as an Interested Director, did not receive any compensation from the IVH.

Aggregate Compensation for the Fiscal Year Ended September 30, 2020

Independent Directors prior to	Aggregate Compensation	Total Compensation from the
April 30, 2021	from IVH	Ivy Fund Complex
James M. Concannon	$1,096.24	$321,250
H. Jeffrey Dobbs	$1,058.41	$310,000
James D. Gressett	$992.63	$290,000
Joseph Harroz, Jr.	$1,316.91	$385,000
Glendon E. Johnson, Jr.	$992.63	$290.000
Sandra A.J. Lawrence	$1,075.96	$315,000
Frank J. Ross, Jr.	$1,043.89	$305,000
Michael G. Smith	$1,026.35	$300,000
Edward M. Tighe*	$1,026.36	$300,000

Of the total compensation from the Ivy Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$175,000
H. Jeffrey Dobbs	$0
James D. Gressett	$50,000
Joseph Harroz, Jr.	$38,500
Glendon E. Johnson, Jr.	$0
Sandra A.J. Lawrence	$0
Frank J. Ross, Jr.	$0
Michael G. Smith	$39,375
Edward M. Tighe*	$61,500
____________________

*	Effective Jan. 1, 2021, Mr. Tighe no longer serves as a Director of IVH.

On April 1, 2010, each of the then-existing series of the Ivy Funds became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on Jan. 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on Dec. 21, 1983 (collectively, the “Predecessor Funds”). The board of directors of the Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Fund, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The IVH Board has eliminated the plan for present and future Board members.

Under the Predecessor Board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Predecessor Funds. Messrs. William T. Morgan and Paul S. Wise retired as Directors of the Ivy Funds, and both served as Director Emeritus, until their passing in December 2019 and October 2019, respectively.

The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Fund, for the fiscal year ended Sept. 30, 2020.

		Total
	Total	Compensation from
	Compensation	the Ivy Fund
Director Emeritus	from IVH	Complex[1]
William T. Morgan	None	$14,500
Paul S. Wise	None	12,000
____________________

1	The fees paid to each Trustee or Director Emeritus are allocated among the Ivy Funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each fund’s net assets at that time. Therefore, IVH does not pay any compensation to either Director Emeritus.

Similarly, the board of the Waddell & Reed Advisors Funds, legacy funds, which merged into Ivy Funds in October 2017 (“WRA Funds”), created an honorary emeritus position for former trustees of those funds (a “WRA Funds Trustee Emeritus”). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or another Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus received fees in recognition of his or her past services whether or not services were rendered in his or her Emeritus capacity, but he or she had no authority or responsibility with respect to the management of the Fund. The board of the WRA Funds combined with the Board of the Ivy Funds in 2017; therefore, the only Directors on the Board of the Ivy Funds who were currently eligible for the position of WRA Funds Trustee Emeritus were those Trustees who were trustees of the WRA Funds on Dec. 31, 2016. The Board has eliminated the WRA Funds Trustee Emeritus plan for past, present and future Board members effective on April 30, 2021, and the Funds discontinued payments under the plan on that date.

A WRA Funds Trustee Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee was payable as long as the trustee or director held WRA Funds Trustee Emeritus status, which may have been for the remainder of his or her lifetime. However, if a WRA

Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus received such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Director who took the position of WRA Funds Trustee Emeritus after Jan. 1, 2017, only received an annual fee in an amount equal to the annual retainer he or she received in 2016.

Each of Messrs. Jarold W. Boettcher, John A. Dillingham, Albert W. Herman and Frederick Vogel III served as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds WRA Funds Trustee Emeritus status, which may have been for the remainder of his lifetime. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus. Each of Messrs. William T. Morgan and Paul S. Wise also served as WRA Funds Trustee Emeritus until their passing in December 2019 and October 2019, respectively.

The fees paid to each WRA Funds Trustee Emeritus were allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Ivy Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments were the responsibility of the corresponding successor Funds.

The following table shows the total fees paid, as well as the portion of those fees paid by IVH to the WRA Funds Trustee Emeritus, for the fiscal year ended Sept. 30, 2020:

		Total
	Total	Compensation
	Compensation	from the Fund
Director Emeritus	from IVH	Complex
Jarold W. Boettcher	$706.88	$200,000
John A. Dillingham	563.20	170,000
Albert W. Herman	None	42,500
William T. Morgan	None	14,500
Frederick Vogel III	None	78,500
Paul S. Wise	None	12,000

EXHIBIT D

EXECUTIVE OFFICERS OF THE FUNDS

The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment advisor of each Fund, and considered to be an “interested person” of the Funds under the 1940 Act. In addition, Mr. Connor serves as Senior Vice President, General Counsel and Secretary, and Mr. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment advisor as the Funds. No officer receives compensation from the Funds.

Name, Address, and	Position(s) Held with	Length of Time	Principal Occupation(s)
Birthdate	the Funds	Served	During the Past Five Years
David F. Connor	Senior Vice President,	Senior Vice President	David F. Connor has served
100 Independence,	General Counsel, and	since May 2013;	in various capacities at
610 Market Street	Secretary	General Counsel	different times at Macquarie
Philadelphia, PA		since May 2015;	Investment Management.
19106-2354		Secretary since
December 1963		October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served
100 Independence,	and Treasurer	since December	in various capacities at
610 Market Street		2020; Treasurer since	different times at Macquarie
Philadelphia, PA		October 2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served
100 Independence,	and Chief Financial	and Chief Financial	in various capacities at
610 Market Street	Officer	Officer since	different times at Macquarie
Philadelphia, PA		November 2006	Investment Management.
19106-2354
October 1963

Delaware Investments Dividend
and Income Fund, Inc.

Delaware Enhanced Global
Dividend and Income Fund

Delaware Ivy High Income Opportunities Fund

COMBINED PROXY
STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
AUGUST 19, 2021

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
meetings.computershare.com/MRHAQCS
on August 19 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter
the 14-digit control number from the
shaded box on this card.

Please detach at perforation before mailing.

PROXY

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2021

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Jerel A. Hopkins, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: meetings.computershare.com/MRHAQCS on Thursday, August 19, 2021 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

DEX_32193_062121
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on August 19, 2021.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A	Proposal
1.	To approve the election of Trustees:
01.	Jerome D. Abernathy	02.	Thomas L. Bennett	03.	Ann D. Borowiec	04.	Joseph W. Chow
05.	H. Jeffrey Dobbs	06.	John A. Fry	07.	Joseph Harroz, Jr.	08.	Sandra A.J. Lawrence
09.	Shawn K. Lytle	10.	Frances A. Sevilla-Sacasa	11.	Thomas K. Whitford	12.	Christianna Wood
13.	Janet L. Yeomans
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	DEX 32193	xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
meetings.computershare.com/MRHAQCS
on August 19 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter
the 14-digit control number from the
shaded box on this card.

Please detach at perforation before mailing.

PROXY

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2021

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Jerel A. Hopkins, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: meetings.computershare.com/MRHAQCS on Thursday, August 19, 2021 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

DDF_32193_062121
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on August 19, 2021.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A	Proposal
2.	To approve the election of Directors to Class II:
01.	Thomas L. Bennett	02.	Sandra A.J. Lawrence	03.	Shawn K. Lytle	04.	Thomas K. Whitford
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	DDF 32193	xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
meetings.computershare.com/MRHAQCS
on August 19 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter
the 14-digit control number from the
shaded box on this card.

Please detach at perforation before mailing.

PROXY

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2021

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Jerel A. Hopkins, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: meetings.computershare.com/MRHAQCS on Thursday, August 19, 2021 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

IVH_32193_062121
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on August 19, 2021.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A	Proposal
2.	To approve the election of Trustees to Class II:
01.	Thomas L. Bennett	02.	Sandra A.J. Lawrence	03.	Shawn K. Lytle	04.	Thomas K. Whitford
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	IVH 32193	xxxxxxxx